Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Elise Chittick	Scott Eckstein
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3766

ASHFORD PRIME REPORTS FIRST QUARTER 2015 RESULTS

10.8% RevPAR Increase for All Hotels for the First Quarter

3rd Straight Quarter of Double-Digit RevPAR Growth

Hotel EBITDA Margin Increase of 149 basis points for All Hotels

Adjusted EBITDA Increased 30%

Adjusted Funds From Operations per Share Increased 44%

DALLAS, May 7, 2015 — Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the first quarter ended March 31, 2015.  The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are pro forma.  Unless otherwise stated, all reported results compare the first quarter ended March 31, 2015, with the first quarter ended March 31, 2014 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS

•                  RevPAR for all Ashford Prime hotels increased 10.8% to $163.35 during the first quarter, driven by a 4.7% increase in ADR and a 5.8% increase in occupancy

•                  Hotel EBITDA increased $3.3 million or 16.4% for all hotels

•                  Hotel EBITDA flow-through was 44% for all hotels

•                  Adjusted EBITDA increased $4.3 million or 30.0%

•                  Net loss attributable to common stockholders for the Company was $0.2 million, or $0.01 per diluted share, compared with net loss attributable to common stockholders of $2.9 million, or $0.13 per diluted share, in the prior-year quarter

•                  Adjusted funds from operations (AFFO) for the Company was $0.26 per diluted share for the quarter compared with $0.18 from the prior-year quarter representing an increase of 44%

•                  On March 9, 2015, the Company announced it had refinanced its mortgage loan on the 142-room Pier House Resort in Key West, Florida, which had an existing outstanding balance of approximately $69 million, with a new $70 million non-recourse mortgage loan

•                  The Company has repurchased 1.9 million shares of common stock and common units under its share repurchase program in the period from November 4, 2014 up to and including May 1, 2015

CAPITAL EXPENDITURES

•                  Capex invested in the quarter was $4.6 million

CAPITAL STRUCTURE

At March 31, 2015, the Company had total assets of $1.2 billion in continuing operations.  As of March 31, 2015, the Company had $764 million of mortgage debt in continuing operations of which $49.3 million related

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AHP Reports First Quarter Results

May 7, 2015

to our joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines.  Ashford Prime’s total combined debt had a blended average interest rate of 4.77%.

On March 9, 2015, the Company announced it had refinanced its mortgage loan on the 142-room Pier House Resort in Key West, Florida, which had an existing outstanding balance of approximately $69 million.  The loan was refinanced with a new $70 million non-recourse mortgage loan that has a two-year initial term and three, one-year extension options, subject to the satisfaction of certain conditions.  The new loan is interest only and provides for a floating interest rate of LIBOR + 2.25%.  The refinancing resulted in annual interest savings of approximately $1.8 million.

PORTFOLIO REVPAR

As of March 31, 2015, the Ashford Prime Portfolio consisted of direct hotel investments with ten properties classified in continuing operations.  During the first quarter of 2015, nine of the Ashford Prime Portfolio hotels included in continuing operations were not under renovation.

•                  Pro forma RevPAR increased 10.8% to $163.35 for all hotels on a 4.7% increase in ADR and a 5.8% increase in occupancy

•                  Pro forma RevPAR increased 10.8% to $167.06  for all hotels not under renovation on a 4.1% increase in ADR and a 6.5% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Hotel EBITDA and Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Hotel EBITDA and Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Ashford Prime Portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Pro forma Hotel EBITDA and Pro forma Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the ten Ashford Prime Portfolio hotels included in continuing operations are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On March 13, 2015, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the first quarter ending March 31, 2015, payable on April 15, 2015, to shareholders of record as of March 31, 2015.  At its next meeting in May, the Board will revisit the dividend policy as it appears that at the current level, our dividend will not be enough to satisfy the 90% income distribution requirement.

SHARE REPURCHASE PROGRAM

The Company today provided an update regarding its share repurchase program announced on October 27, 2014.  The Company reported it has repurchased 1.9 million shares of common stock and common units in the period from November 4, 2014 up to and including May 1, 2015, for total consideration of $32.0 million.  As of May 1, 2015, the Company’s fully diluted share count was approximately 32.7 million shares.  The Company has slowed down its share repurchase activity.  We have concluded that the Company’s stock would trade much better with greater liquidity.  So while the stock is trading at a great value, repurchasing it could be counterproductive to maximizing shareholder value.

“This marked the third consecutive quarter of double-digit RevPAR growth for Ashford Prime which was driven by the continued success of our revenue optimization strategies as well as the positive market dynamics we are seeing throughout our portfolio,” commented Monty J. Bennett, Ashford Prime’s Chairman and Chief

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AHP Reports First Quarter Results

May 7, 2015

Executive Officer.  “Our outstanding operating results also speak to the superb quality of our assets and our original rationale for creating Ashford Prime.  We believe this portfolio is well-positioned to continue to capitalize on positive industry fundamentals and deliver strong results.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Prime, Inc. will conduct a conference call on Friday, May 8, 2015, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (719) 325-2464.  A replay of the conference call will be available through Friday, May 15, 2015, by dialing (719) 457-0820 and entering the confirmation number, 6009183.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2015 earnings release conference call.  The live broadcast of Ashford Hospitality Prime’s quarterly conference call will be available online at the Company’s web site, www.ahpreit.com on Friday, May 8, 2015, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Prime is a conservatively capitalized real estate investment trust (REIT) focused on investing in high RevPAR full-service and urban select-service hotels and resorts located predominantly in domestic and international gateway markets.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and

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AHP Reports First Quarter Results

May 7, 2015

nature of our competition.  These and other risk factors are more fully discussed in Ashford Prime’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	March 31,	December 31,
	2015	2014
ASSETS
Cash and cash equivalents	$109,203	$171,439
Marketable securities	61,912	—
Total cash, cash equivalents and marketable securities	171,115	171,439
Investments in hotel properties, net	984,953	990,303
Restricted cash	27,457	29,646
Accounts receivable, net of allowance of $49 and $47, respectively	13,418	12,382
Inventories	673	696
Note receivable	8,098	8,098
Deferred costs, net	5,028	4,707
Prepaid expenses	3,782	2,422
Derivative assets	11	35
Other assets	1,965	1,193
Intangible asset, net	2,520	2,542
Due from related party, net	742	541
Due from third-party hotel managers	6,070	5,504
Total assets	$1,225,832	$1,229,508

LIABILITIES AND EQUITY
Liabilities:
Indebtedness	$764,341	$765,230
Accounts payable and accrued expenses	30,250	29,273
Dividends payable	1,389	1,425
Unfavorable management contract liabilities	277	316
Due to Ashford Trust, net	335	896
Due to Ashford Inc.	2,819	2,546
Due to third-party hotel managers	860	954
Intangible liability, net	3,725	3,739
Liabilities associated with marketable securities and other	10,450	—
Other liabilities	1,109	1,131
Total liabilities	815,555	805,510

Redeemable noncontrolling interests in operating partnership	142,179	149,555

Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 25,393,433 shares issued and 24,054,913 and 24,464,163 shares outstanding at March 31, 2015 and December 31, 2014, respectively	254	254
Additional paid-in capital	390,610	391,184
Accumulated deficit	(95,056)	(96,404)
Treasury stock, at cost, 1,338,520 and 929,270 shares at March 31, 2015 and December 31, 2014, respectively	(23,102)	(16,130)
Total stockholders’ equity of the Company	272,706	278,904
Noncontrolling interest in consolidated entities	(4,608)	(4,461)
Total equity	268,098	274,443
Total liabilities and equity	$1,225,832	$1,229,508

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,
	2015	2014
REVENUE
Rooms	$54,497	$43,971
Food and beverage	20,230	15,181
Other	3,022	2,636
Total hotel revenue	77,749	61,788
Other	40	18
Total revenue	77,789	61,806
EXPENSES
Hotel operating expenses
Rooms	12,978	10,954
Food and beverage	13,069	9,684
Other expenses	20,924	16,624
Management fees	3,104	2,518
Total hotel operating expenses	50,075	39,780
Property taxes, insurance and other	4,595	3,667
Depreciation and amortization	10,517	8,773
Advisory services fee:
Base advisory fee	2,205	1,971
Advisory services fee — other services	546	223
Non-cash stock/unit-based compensation	469	—
Transaction costs	—	1,593
Corporate, general and administrative:
Other general and administrative	1,123	1,024
Total operating expenses	69,530	57,031
OPERATING INCOME	8,259	4,775
Interest income	4	4
Other income	139	—
Interest expense	(8,891)	(8,618)
Amortization of loan costs	(692)	(371)
Write-off of loan costs and exit fees	(54)	—
Unrealized gain on marketable securities	1,323	—
Unrealized loss on derivatives	(32)	(15)
INCOME (LOSS) BEFORE INCOME TAXES	56	(4,225)
Income tax expense	(481)	(226)
NET LOSS	(425)	(4,451)
Loss from consolidated entities attributable to noncontrolling interest	147	405
Net loss attributable to redeemable noncontrolling interests in operating partnership	72	1,168
NET LOSS ATTRIBUTABLE TO THE COMPANY	$(206)	$(2,878)

LOSS PER SHARE — BASIC AND DILUTED
Basic:
Net loss attributable to common stockholders	$(0.01)	$(0.13)
Weighted average common shares outstanding — basic	24,070	22,308

Diluted:
Net loss attributable to common stockholders	$(0.01)	$(0.13)
Weighted average common shares outstanding — diluted	24,070	22,308

Dividends declared per common share:	$0.05	$0.05

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended
	March 31,
	2015	2014

Net loss	$(425)	$(4,451)
Loss from consolidated entities attributable to noncontrolling interest	147	405
Net loss attributable to redeemable noncontrolling interests in operating partnership	72	1,168
Net loss attributable to the Company	(206)	(2,878)

Interest income	(4)	(3)
Interest expense and amortization of loan costs	9,208	8,519
Depreciation and amortization	9,788	7,973
Income tax expense	481	226
Net loss attributable to redeemable noncontrolling interests in operating partnership	(72)	(1,168)

EBITDA	19,195	12,669

Amortization of unfavorable management contract liabilities	(39)	(39)
Write-off of loan costs and exit fees	54	—
Transaction costs	—	1,593
Unrealized gain on marketable securities	(1,323)	—
Unrealized loss on derivatives	29	15
Other income (1)	(139)	—
Non-cash, non-employee stock/unit-based compensation	469	—
Dead deal costs	272	—

Adjusted EBITDA	$18,518	$14,238

(1)              Other income, primarily consisting of net realized gain/loss on marketable securities is excluded from Adjusted EBITDA.

RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,
	2015	2014

Net loss	$(425)	$(4,451)
Loss from consolidated entities attributable to noncontrolling interest	147	405
Net loss attributable to redeemable noncontrolling interests in operating partnership	72	1,168

Net loss attributable to common stockholders	(206)	(2,878)

Depreciation and amortization on real estate	9,788	7,973
Net loss attributable to redeemable noncontrolling interests in operating partnership	(72)	(1,168)

FFO available to common stockholders	9,510	3,927
Unrealized gain on marketable securities	(1,323)	—
Unrealized loss on derivatives	29	15
Other income (1)	(139)	—
Transaction costs	—	1,593
Dead deal costs	272	—
Write-off of loan costs and exit fees	54	—

Adjusted FFO available to common stockholders	$8,403	$5,535

Adjusted FFO per diluted share available to common stockholders	$0.26	$0.18

Weighted average diluted shares	32,622	31,145

(1)              Other income, primarily consisting of net realized gain/loss on marketable securities is excluded from Adjusted FFO.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

MARCH 31, 2015

(dollars in thousands)

(unaudited)

							Proforma	Proforma
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA	Debt Yield

GACC Sofitel - 1 hotel	March 2016	LIBOR + 2.30%	$—	$80,000	(3)	$80,000	$10,366	13.0%
Senior credit facility - Various	November 2016	LIBOR + 2.25% to 3.75%	—	—	(1)	—	N/A	N/A
Credit Agricole Pier House - 1 hotel	March 2017	LIBOR + 2.25%		70,000	(2)	70,000	9,018	12.9%
Wachovia Philly CY - 1 hotel	April 2017	5.91%	33,736	—		33,736	11,839	35.1%
Wachovia 3 - 2 hotels	April 2017	5.95%	123,661	—		123,661	19,930	16.1%
Wachovia 7 - 3 hotels	April 2017	5.95%	251,640	—		251,640	29,698	11.8%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	—		8,098	N/A	N/A
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	—	197,206	(4)	197,206	27,254	13.8%
Total			$417,135	$347,206		$764,341	$108,104	14.1%

Percentage			54.6%	45.4%		100.0%

Weighted average interest rate			6.08%	3.19%		4.77%

All indebtedness is non-recourse with the exception of the senior credit facility.

(1)  This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2016.

(2)  On March 7, 2015, we refinanced our $69.0 million mortgage loan due September 2015 with a $70.0 million loan due March 2017 with three one-year extension options.  The new loan provides for a floating interest rate of LIBOR + 2.25%.

(3)  This mortgage loan has three one-year extension options beginning March 2016, subject to satisfaction of certain conditions.

(4)  This mortgage loan has two one-year extension options beginning November 2019, subject to satisfaction of certain conditions.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

MARCH 31, 2015

(in thousands)

(unaudited)

	2015	2016	2017	2018	2019	Thereafter	Total

Senior credit facility - Various	$—	$—	$—	$—	$—	$—	$—
Wachovia Philly CY - 1 hotel	—	—	32,532	—	—	—	32,532
Wachovia 3 - 2 hotels	—	—	119,245	—	—	—	119,245
Wachovia 7 - 3 hotels	—	—	242,202	—	—	—	242,202
TIF Philly CY - 1 hotel	—	—	—	8,098	—	—	8,098
GACC Sofitel - 1 hotel	—	—	—	—	80,000	—	80,000
Aareal - 2 hotels	—	—	—	—	—	177,486	177,486
Credit Agricole Pier House - 1 hotel	—	—	—	—	—	70,000	70,000
Principal due in future periods	$—	$—	$393,979	$8,098	$80,000	$247,486	$729,563

Scheduled amortization payments remaining	6,320	8,646	7,526	2,939	3,120	6,228	34,778

Total indebtedness	$6,320	$8,646	$401,505	$11,037	$83,120	$253,714	$764,341

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS - PRO FORMA

(dollars in thousands)

(unaudited)

	Three Months Ended
	March 31,
	2015	2014	% Variance

ALL HOTELS:
Room revenues (in thousands)	$54,497	$49,155	10.87%
RevPAR	$163.35	$147.49	10.75%
Occupancy	78.54%	74.24%	5.79%
ADR	$207.97	$198.65	4.69%

NOTES:

(1)    The above pro forma table assumes the ten hotel properties owned and included in the Company’s operations at March 31, 2015 were owned as of the beginning of each of the periods presented.

	Three Months Ended
	March 31,
	2015	2014	% Variance

ALL HOTELS NOT UNDER RENOVATION:
Room revenues (in thousands)	$51,976	$46,840	10.96%
RevPAR	$167.06	$150.72	10.84%
Occupancy	78.83%	74.04%	6.47%
ADR	$211.92	$203.55	4.11%

NOTES:

(1)  The above pro forma table assumes the nine hotel properties included in the Company’s operations at March 31, 2015, but not under renovation for the three months ended March 31, 2015 were owned as of the beginning of each of the periods presented.

(2)  Excluded Hotels Under Renovation:
Courtyard Seattle

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL OPERATING PROFIT MARGIN

(unaudited)

THE FOLLOWING PRO FORMA EBITDA MARGIN TABLE REFLECTS THE TEN HOTELS INCLUDED IN THE COMPANY’S OPERATIONS AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

10 Prime
Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

1st Quarter 2015	30.26%
1st Quarter 2014	28.77%
Variance	1.49%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	0.42%
Food & Beverage and Other Departmental	0.55%
Administrative & General	-0.36%
Sales & Marketing	0.07%
Hospitality	0.00%
Repair & Maintenance	0.48%
Energy	0.46%
Franchise Fee	0.00%
Management Fee	-0.09%
Incentive Management Fee	-0.32%
Insurance	0.28%
Property Taxes	0.03%
Other Taxes	-0.01%
Leases/Other	-0.02%
Total	1.49%

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED PRO FORMA FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND REPORTING INFORMATION BY PROPERTY FOR THE TEN PROPERTIES INCLUDED IN THE ASHFORD PRIME PORTFOLIO.

	Three Months Ended			TTM
	March 31,			March 31,
	2015	2014	% Variance	2015

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Room Revenue	$8,374	$7,988	4.83%	$37,206
Total Revenue	$13,239	$11,988	10.44%	$53,377
EBITDA	$3,103	$2,717	14.21%	$15,568
EBITDA Margin	23.44%	22.66%	0.77%	29.17%
Selected Operating Information:
RevPAR	$170.10	$163.16	4.25%	$186.59
Occupancy	78.00%	73.14%	6.64%	85.95%
ADR	$218.08	$223.08	-2.24%	$217.10
LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Room Revenue	$5,882	$5,268	11.66%	$22,189
Total Revenue	$10,803	$9,413	14.77%	$38,577
EBITDA	$3,600	$2,857	26.01%	$11,685
EBITDA Margin	33.32%	30.35%	2.97%	30.29%
Selected Operating Information:
RevPAR	$165.89	$148.55	11.67%	$154.29
Occupancy	83.21%	80.96%	2.77%	85.05%
ADR	$199.37	$183.48	8.66%	$181.41
CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Room Revenue	$3,857	$3,703	4.16%	$27,523
Total Revenue	$5,624	$5,908	-4.81%	$39,481
EBITDA	$-611	$-71	760.56%	$10,366
EBITDA Margin	-10.86%	-1.20%	-9.66%	26.26%
Selected Operating Information:
RevPAR	$103.26	$99.13	4.17%	$181.70
Occupancy	66.24%	65.68%	0.85%	80.59%
ADR	$155.89	$150.93	3.29%	$225.45
KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Room Revenue	$5,734	$5,412	5.95%	$17,615
Total Revenue	$6,954	$6,735	3.25%	$22,149
EBITDA	$3,502	$3,123	12.14%	$9,018
EBITDA Margin	50.36%	46.37%	3.99%	40.72%
Selected Operating Information:
RevPAR	$448.66	$423.51	5.94%	$339.86
Occupancy	93.47%	92.41%	1.15%	86.81%
ADR	$479.98	$458.30	4.73%	$391.49
PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$5,312	$4,386	21.11%	$24,922
Total Revenue	$6,547	$5,578	17.37%	$30,621
EBITDA	$1,979	$1,452	36.29%	$11,839
EBITDA Margin	30.23%	26.03%	4.20%	38.66%
Selected Operating Information:
RevPAR	$118.27	$97.83	20.89%	$136.83
Occupancy	76.82%	65.65%	17.02%	82.15%
ADR	$153.95	$149.02	3.31%	$166.57
PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Room Revenue	$5,050	$4,538	11.28%	$18,734
Total Revenue	$8,206	$7,385	11.12%	$30,294
EBITDA	$2,933	$2,502	17.23%	$10,307
EBITDA Margin	35.74%	33.88%	1.86%	34.02%
Selected Operating Information:
RevPAR	$138.89	$124.80	11.29%	$127.05
Occupancy	70.67%	68.74%	2.81%	69.60%
ADR	$196.53	$181.55	8.25%	$182.55

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	Three Months Ended			TTM
	March 31,			March 31,
	2015	2014	% Variance	2015
SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$8,236	$7,078	16.36%	$35,142
Total Revenue	$9,755	$8,251	18.23%	$40,890
EBITDA	$3,087	$2,469	25.03%	$13,685
EBITDA Margin	31.65%	29.92%	1.72%	33.47%
Selected Operating Information:
RevPAR	$225.94	$194.19	16.35%	$237.73
Occupancy	90.80%	80.94%	12.18%	92.32%
ADR	$248.83	$239.91	3.72%	$257.50
SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Room Revenue	$2,521	$2,315	8.90%	$13,399
Total Revenue	$2,892	$2,832	2.12%	$15,435
EBITDA	$1,163	$1,127	3.19%	$6,245
EBITDA Margin	40.21%	39.80%	0.42%	40.46%
Selected Operating Information:
RevPAR	$112.03	$102.90	8.87%	$146.84
Occupancy	74.56%	77.04%	-3.21%	79.74%
ADR	$150.25	$133.56	12.49%	$184.15
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Room Revenue	$4,874	$4,269	14.17%	$25,648
Total Revenue	$6,949	$5,889	18.00%	$33,562
EBITDA	$2,370	$1,852	27.97%	$13,533
EBITDA Margin	34.11%	31.45%	2.66%	40.32%
Selected Operating Information:
RevPAR	$151.26	$132.50	14.16%	$196.28
Occupancy	75.60%	71.39%	5.89%	80.71%
ADR	$200.09	$185.59	7.81%	$243.20
TAMPA RENAISSANCE
Selected Financial Information:
Room Revenue	$4,659	$4,198	10.98%	$14,371
Total Revenue	$6,779	$6,298	7.64%	$21,699
EBITDA	$2,397	$2,188	9.55%	$5,857
EBITDA Margin	35.36%	34.74%	0.62%	26.99%
Selected Operating Information:
RevPAR	$176.66	$159.18	10.98%	$134.38
Occupancy	87.30%	84.62%	3.17%	81.04%
ADR	$202.36	$188.12	7.57%	$165.82
PRIME PROPERTIES TOTAL (10)
Selected Financial Information:
Room Revenue	$54,497	$49,155	10.87%	$236,749
Total Revenue	$77,749	$70,275	10.64%	$326,087
EBITDA	$23,523	$20,217	16.35%	$108,104
EBITDA Margin	30.26%	28.77%	1.49%	33.15%
Selected Operating Information:
RevPAR	$163.35	$147.49	10.75%	$175.01
Occupancy	78.54%	74.24%	5.79%	82.38%
ADR	$207.97	$198.65	4.69%	$212.45

NOTES:

(1)         The above pro forma table assumes the ten hotel properties owned and included in the Company’s operations at March 31, 2015, were owned as of the beginning of each of the periods presented.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)

(unaudited)

ALL HOTELS:

	Three Months Ended
	March 31,
	2015	2014	% Variance
REVENUE
Rooms	$54,497	$49,155	10.9%
Food and beverage	20,230	18,006	12.4%
Other	3,022	3,115	-3.0%
Total hotel revenue	77,749	70,276	10.6%

EXPENSES
Rooms	12,978	12,025	7.9%
Food and beverage	13,069	12,089	8.1%
Other direct	957	975	-1.8%
Indirect	18,824	17,470	7.8%
Management fees, includes base and incentive fees	3,826	3,167	20.8%
Total hotel operating expenses	49,654	45,726	8.6%
Property taxes, insurance, and other	4,572	4,333	5.5%
HOTEL OPERATING PROFIT (Hotel EBITDA)	23,523	20,217	16.4%
Hotel EBITDA Margin	30.26%	28.77%	1.49%

Minority interest in earnings of consolidated joint venture	1,676	1,394	20.2%
HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$21,847	$18,823	16.1%

NOTES:

(1)         The above pro forma table assumes the ten hotel properties owned and included in the Company’s operations at March 31, 2015 were owned as of the beginning of each of the periods presented.

ALL HOTELS NOT UNDER RENOVATION:

	Three Months Ended
	March 31,
	2015	2014	% Variance
REVENUE
Rooms	$51,976	$46,840	11.0%
Food and beverage	20,037	17,689	13.3%
Other	2,844	2,915	-2.4%
Total hotel revenue	74,857	67,444	11.0%

EXPENSES
Rooms	12,499	11,532	8.4%
Food and beverage	12,871	11,878	8.4%
Other direct	943	958	-1.6%
Indirect	18,166	16,826	8.0%
Management fees, includes base and incentive fees	3,601	2,970	21.2%
Total hotel operating expenses	48,080	44,164	8.9%
Property taxes, insurance, and other	4,417	4,190	5.4%
HOTEL OPERATING PROFIT (Hotel EBITDA)	22,360	19,090	17.1%
Hotel EBITDA Margin	29.87%	28.30%	1.57%

Minority interest in earnings of consolidated joint venture	1,676	1,394	20.2%
HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$20,684	$17,696	16.9%

NOTES:

(1)         The above pro forma table assumes the nine hotel properties owned and included in the Company’s operations at March 31, 2015, but not under renovation for the three months ended March 31, 2015, were owned as of the beginning of each of the periods presented.

(2)         Excluded Hotels Under Renovation:
Courtyard Seattle

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING PRO FORMA SEASONALITY TABLE REFLECTS THE TEN HOTELS INCLUDED IN THE

COMPANY’S OPERATIONS AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2015	2014	2014	2014
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM

Total Hotel Revenue	$77,749	$77,816	$85,576	$84,944	$326,085
Hotel EBITDA	$23,523	$24,527	$29,368	$30,686	$108,104
Hotel EBITDA Margin	30.26%	31.52%	34.32%	36.13%	33.15%

EBITDA % of Total TTM	21.8%	22.7%	27.2%	28.4%	100.0%

JV Interests in EBITDA	$1,676	$1,427	$1,643	$2,067	$6,813

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

MARCH 31, 2015

(in thousands, except share price)

(unaudited)

March 31,
2015
End of quarter common shares outstanding	24,055
Partnership units outstanding (common stock equivalents)	8,338
Combined common shares and partnership units outstanding	32,393
Common stock price at quarter end	$16.77
Market capitalization at quarter end	$543,227
Debt on balance sheet date	$764,341
Joint venture partners’ share of consolidated debt	$(49,302)
Net working capital (see below)	$(175,231)
Total enterprise value (TEV)	$1,083,035

Cash & cash equivalents	$106,850
Marketable securities, net	51,462
Restricted cash	25,771
Accounts receivable, net	12,362
Prepaid expenses	3,401
Due from affiliates, net	(1,884)
Due from third-party hotel managers, net	5,423
Total current assets	$203,384

Accounts payable, net & accrued expenses	$26,764
Dividends payable	1,389
Total current liabilities	$28,153

Net working capital*	$175,231

* Calculation only includes the Company’s portion of the Hilton joint venture.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2015
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Courtyard Seattle	250	x
Renaissance Tampa	293			x	x
Hilton LaJolla Torrey Pines	394			x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2015 are included in this table.

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